FORM 8-K

        UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934


                        February 7, 2000
        (Date of Report, date of earliest event reported)


                       Stage Stores, Inc.
     (Exact name of registrant as specified in its charter)


             Commission file number 001-14035



           DELAWARE                         76-0407711
(State or other jurisdiction of          (I.R.S. Employer
incorporation or organization)         Identifications No.)

  10201 Main Street, Houston,                 77025
             Texas                          (Zip Code)
(Address of principal executive
           offices)


                         (713) 667-5601
      (Registrant's telephone number, including area code)


                         Not Applicable
     (Former name or address, if changed since last report)


ITEM 5.  Other Events.

           The fifth amendment agreement dated as of February 3, 2000 by and among Specialty Retailers, Inc., Stage Stores, Inc., the banks named therein and Credit Suisse First Boston to the Credit Agreement dated as of June 17, 1997 is attached hereto as
Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

       Not applicable.

     (b)  Pro forma financial information.

       Not applicable.

     (c)  Exhibits.

       4.1  Fifth amendment agreement dated as of February 3,
       2000 by and among Specialty Retailers,           Inc.,
       Stage Stores, Inc., the banks named therein and Credit
       Suisse First Boston to the Credit
       Agreement dated as of June 17, 1997.





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        STAGE STORES, INC.

February 7, 2000                        /s/ James A. Marcum
 (Date)                                 James A. Marcum
                                        Vice Chairman and,
                                        Chief Financial Officer